UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On November 15, 2010, CXR Larus Corporation (“CXR Larus”) and Bridge Bank, National Association (“Bridge Bank”) executed a Business Financing Agreement dated as of October 22, 2010 (the “Business Financing Agreement”) pursuant to which Bridge Bank agreed to provide to CXR Larus up to $800,000 of advanced on trade accounts receivable at an advance rate of 80% with interest at the Prime Rate plus 3.25%.  To secure Bridge Bank’s obligations, CXR Larus granted Bridge Bank a continuing security interest in certain collateral.

EMRISE Corporation (the “Company”) has guaranteed the obligations of CXR Larus under the Business Financing Agreement pursuant to a Guaranty dated as of October 22, 2010, effective November 15, 2010.  In connection with the Business Financing Agreement, GVEC Resources IV, Inc. and Private Equity Management Group LLC (together, the “Lender”) and Bridge Bank also executed a Subordination Agreement on November 15, 2010, dated as of November 8, 2010, pursuant to which the Lender subordinated to Bridge Bank any security interest or lien that it may have in any property of CXR Larus.  Similarly, Charles S. Brand, Thomas P.M. Couse and Joanne Couse (the “Former ACC Shareholders”) and Bridge Bank executed Subordination Agreements on November 15, 2010, dated as of October 22, 2010, pursuant to which the Former ACC Shareholders subordinated to Bridge Bank any security interest or lien that they may have in any property of CXR Larus or the Company.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01                                             Other Events.

On November 16, 2010, the Company issued a press release regarding the completion the Business Financing Agreement with Bridge Bank.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Business Financing Agreement, dated October 22, 2010 and executed November 15, 2010, between Bridge Bank, National Association and CXR Larus Corporation.*

10.2	Guaranty, dated October 22, 2010 and executed November 15, 2010, between Bridge Bank, National Association and EMRISE Corporation.*

10.3	Subordination Agreement, dated November 8, 2010 and executed November 15, 2010, by and between GVEC Resources IV, Inc and Private Equity Management Group LLC and Bridge Bank, National Association.*

10.4	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Charles S. Brand and Bridge Bank, National Association.*

10.5	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Thomas P.M. Couse and Bridge Bank, National Association.*

10.6	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Joanne Couse and Bridge Bank, National Association.*

99.1	Press Release issued by the Company regarding the completion of the Business Financing Agreement between Bridge Bank, National Association and CXR Larus Corporation, dated November 16, 2010.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Financing Agreement, dated October 22, 2010 and executed November 15, 2010, between Bridge Bank, National Association and CXR Larus Corporation.*

10.2	Guaranty, dated October 22, 2010 and executed November 15, 2010, between Bridge Bank, National Association and EMRISE Corporation.*

10.3	Subordination Agreement, dated November 8, 2010 and executed November 15, 2010, by and between GVEC Resources IV, Inc and Private Equity Management Group LLC and Bridge Bank, National Association.*

10.4	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Charles S. Brand and Bridge Bank, National Association.*

10.5	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Thomas P.M. Couse and Bridge Bank, National Association.*

10.6	Subordination Agreement, dated October 22, 2010 and executed November 15, 2010, by and between Joanne Couse and Bridge Bank, National Association.*

99.1	Press Release issued by the Company regarding the completion of the Business Financing Agreement between Bridge Bank, National Association and CXR Larus Corporation, dated November 16, 2010.*

* Filed herewith.